Exhibit 99.4

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of NuPro Innovations Inc. (the "Company") for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers of the Company, certify that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 12, 2002                  /s/ Reiner Becker
                                        ----------------------------------------
                                        Reiner Becker
                                        Chief Executive Officer


Dated: August 9, 2002                   /s/ Charles H. Green
                                        ----------------------------------------
                                        Charles H. Green
                                        Chief Financial Officer


     This certification is made solely for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, subject to the knowledge standard contained therein, and not for any other purpose.